T H E  E M E R G I N G

                                            M E X I C O

                                            F U N D , I N C .

                                            SEMI-ANNUAL REPORT

                                            DECEMBER 31, 1995

            [LOGO]

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

     The Emerging Mexico Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities issued by Mexican companies. The balance of the Fund's assets will be invested in Mexican peso or U.S. dollar-denominated fixed-income securities.

THE INVESTMENT ADVISER

     Santander Management Inc. is the Fund's investment adviser. Santander Management Inc. is an indirect subsidiary of Banco Santander, S.A.

SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "EmMx" or "EmergMexFd." The Fund's NYSE trading symbol is "MEF."

     Net asset value and market price information about the Fund's shares are published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as in other newspapers, in a table captioned "Publicly Traded Funds." All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association, at (800) 852-4750.

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Dividend Plan"), shareholders may elect to have all dividend and capital gain distributions (collectively referred to as "dividends") reinvested by PNC Bank, National Association (the "Plan Agent") in additional shares of Common Stock of the Fund. Holders of Common Stock who do not elect to participate in the Dividend Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Dividend Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than 10 days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividends. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Dividend Plan.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

     Whenever the Fund declares a dividend payable either in shares or in cash, non-participants in the Dividend Plan will receive cash and participants in the Dividend Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional shares of unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market price per share (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. If the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value of the Fund's shares resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Due to the foregoing difficulty with respect to open-market purchases, the Dividend Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Plan Agent maintains all shareholders' accounts in the Dividend Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Dividend Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Dividend Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The reinvestment of dividends will not relieve participants of any federal income tax that may be payable (or required to be withheld) on such dividends.

     Experience under the Dividend Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Plan. There is no direct service charge to participants in the Dividend Plan; however, the Fund reserves the right to amend the Dividend Plan to include a service charge payable by the participants.

     Information relating to the Plan is available from the Plan Agent, PNC Bank, National Association, at PNC Bank, National Association, Closed-End Department-Mexico, P.O. Box 8950, Wilmington, Delaware, 19899 or by calling
(800) 852-4750.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
GENERAL INFORMATION (concluded)
--------------------------------------------------------------------------------

ANNUAL SHAREHOLDERS' MEETING

     The Fund's annual meeting of shareholders was held on May 5, 1995. Shareholders voted to re-elect Gonzalo de Las Heras and Felipe de Yturbe as Directors, ratified the appointment of Price Waterhouse LLP as the Fund's independent accountant and approved an amended advisory agreement. The resulting vote count for each proposal is indicated below:

         1. Election of Directors:
              Gonzalo de Las Heras
                 For:                                7,190,394
                 Withheld Authority:                   203,618

              Felipe de Yturbe
                 For:                                7,190,565
                 Withheld Authority:                   203,447

         2. Ratification of the appointment of Price Waterhouse LLP as the Fund's independent accountant:
                 For:                                7,257,744
                 Against:                               75,455
                 Abstain:                               60,813

         3. Approval of amended advisory agreement:
                 For:                                7,176,467
                 Against:                               92,981
                 Abstain:                              124,564

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


                                                               February 20, 1996

Dear Shareholders:

     We are pleased to present the semi-annual report of The Emerging Mexico Fund, Inc. (the "Fund") for the six months ended December 31, 1995.

     The Fund's net asset value per share at December 31, 1995 was $6.74, representing a 0.6% decrease over the six month period, taking into consideration the dilutive effect of the Fund's rights offering in November. On December 31, 1995, the Fund's net assets aggregated $87.0 million and the price on the New York Stock Exchange ranged from a high of $9.75 on July 13, 1995 to a low of $5.25 on November 13, 1995, with the premium/(discount) to net asset value ranging from 21.28% onJuly 7, 1995 to (13.24%) on December 20, 1995. The aggregate trading volume for the six months ended December 31, 1995 was 7.0 million shares.

THE MEXICAN ECONOMY

     The Mexican economy endured one of its most difficult years in 1995. Following the devaluation of the peso in December 1994, the Mexican economy adjusted to a sudden loss of over $30 billion of capital inflows, a reduction of almost 7% in Gross Domestic Product ("GDP"), a loss of over 1 million jobs and inflation of 52%.

     Confronted by substantial fiscal hardship, the Mexican government established several economic measures aimed at stabilizing the weakened economy. During the second half of 1995, the Mexican government continued with the structural reforms and economic policies that were implemented at the beginning of the year, with the objective of maintaining strong economic fundamentals. Accordingly, the government has maintained a balanced budget in an attempt to drive inflation and interest rates down. At the same time, the exchange rate policy enabled the country to transform a trade deficit of $18.5 billion to a surplus of $7.4 billion. Finally, the government has accelerated the pace of structural reforms designed to support economic development such as the modification of the pension system and the privatization process.

     In November 1995, after reaching a certain stability in the main economic variables, questions regarding the viability of a newly signed economic growth initiative known as the Growth Recovery Alliance and fear regarding the strength of the Mexican financial system set off speculative attacks against the peso, which reached an all-time low of 8.5 pesos to the dollar. At this point, the Bank of Mexico stepped in to support the peso, which stabilized at 7.55 pesos to the dollar.

     The peso decline was a determining factor in the price increase that occurred in the months of November and December 1995. Soon after this episode, interest rates

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

followed the upward path of inflation and the benchmark 28-day Cete, rose to its highest level since March 1995, 59.99%.

     Presently, pressures on the Mexican economy have started to subside as economic indicators are showing some signs of recovery. As a result, we are still confident that growth will be modest but positive in 1996. As early as the second quarter of this year, we expect GDP growth to turn slightly positive and by the fourth quarter, to approach 5.0% on a year-to-year basis. We estimate that for the year 1996, economic growth will range between 2.5% and 3.0%. In addition, inflation is expected to decline to slightly less than 30% and as a result, we expect interest rates to continue their downward trend and to average approximately 35% for the year. We also anticipate the peso to continue depreciating, but at a lower rate than that of inflation, signifying that the peso will appreciate in real terms.

     Among the factors that support our view are:

     o The strengthening of the Mexican financial system through the government's loan repurchase plan and the capitalization of local banks by foreign financial institutions.

     o  The decline in U.S. short and long term interest rates.

     o  An increased flow of funds into the Mexican money and stock markets.

     o Increase in employment as evidenced by the number of workers listed in the Mexican Social Security Institute.

THE MEXICAN MARKET

     During the second half of 1995, the operating performance of most Mexican companies continued to be severely affected by the economic crisis. Additionally, exposure to foreign exchange liabilities coupled with the depreciation of the peso against the U.S. dollar caused Mexican companies to incur extensive foreign exchange losses.

     Nevertheless, for the six months ended December 31, 1995, the Mexican stock market rose more that 580 points to close at 2,778, a return of 26.52% in peso terms and almost 3% in U.S. dollar terms. We anticipate the stock market will remain volatile during the U.S. presidential race and as long as Mexican economic growth expectations do not materialize.

     However, we predict the upward trend witnessed during the past few months will continue throughout the year due to:

     o  Lower risk perception of the Mexican market.

     o  Prospects of earnings growth at many Mexican companies.

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     o  An increased flow of funds into emerging markets and Mexico.

     o The attractive multiples in the current pricing of the Mexican stock market, 7.9 times net earnings and 5.9 times operating earnings.

     These factors along with the continuing economic recovery lead us to be optimistic about 1996.

THE PORTFOLIO

     We have continued the strategy of combining large capitalization, highly liquid stocks with those of cyclical companies with dollar revenues and peso costs mainly in the steel, chemical and autoparts sectors. The Fund has steadily increased its exposure to stocks, with 87.4% and 12.6% of its investments in equities and non-convertible fixed income securities, respectively, at December 31, 1995.

     On November 3, 1995, the Fund completed its third rights offering, a 1-for-3 offer, that was fully subscribed and resulted in a dilution of the Fund's NAV of only 3.9%. The net proceeds from the offering totaled almost $20 million, most of which was invested prior to the stock market rally that occurred in November.

     For the next few months, we anticipate the U.S. economy will begin a period of slower growth that, when coupled with a stronger peso, will result in a slower growth of Mexican exports. We are also anticipating a major decline in interest rates by the end of the year. Therefore, we plan to carefully rebalance the portfolio in favor of more domestic oriented companies, primarily in the construction, financial and retail sectors, at the expense of cyclical companies. At the same time, the Fund will continue to hold stocks of companies in high growth sectors and in sectors where companies can take advantage of Mexico's competitiveness.

     In conclusion, we believe the existing economic fundamentals combined with the ongoing political and structural reforms will lead Mexico to economic growth.

     We thank you for your continued interest in the Fund.

Sincerely,

[Signature]                                     [Signature]

Gonzalez de Las Heras                           Eduardo Suarez Alvarez-Novoa
President                                       Portfolio Manager

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1995 (unaudited)
--------------------------------------------------------------------------------

INVESTMENTS IN MEXICO -- 95.64%

--------------------------------------------------------------------------------
EQUITIES -- 81.95%
--------------------------------------------------------------------------------
  Shares                                                              Value
  ------                                                              ------

Building Materials & Cement -- 6.88%
     300,000 Cementos Mexicanos, S.A. de C.V.--Series A+ ......... $    847,699
       7,000 Cementos Mexicanos, S.A. de C.V.--Series CPO+ .......       20,687
     980,000 Grupo Cementos Chihuahua, S.A. de C.V.--
              Series B ...........................................      657,991
   1,130,000 Tolmex, S.A. de C.V.--Series B2+ ....................    4,467,272
                                                                   ------------
                                                                      5,993,649
                                                                   ------------
Chemicals -- 3.17%
   1,034,000 Celulosa y Derivados, S.A. de C.V.--Series A ........    2,760,907
                                                                   ------------
Communications-- 11.02%
     600,000 Telefonos de Mexico, S.A. de C.V.--Series A .........      972,132
   2,739,000 Telefonos de Mexico, S.A. de C.V.--Series L .........    4,430,683
     127,000 Telefonos de Mexico, S.A. de C.V.--Series  L  ADR ...    4,191,000
          30 Videoprima, S.A. de C.V.--Series BCP+ ...............          117
                                                                   ------------
                                                                      9,593,932
                                                                   ------------
Construction -- 5.52%

     859,800 CorpGeo, S.A. de C.V.--Series B+ ....................    2,373,784
     249,000 Ingenieros Civiles Asociados, S.A. de C.V.+ .........    2,428,345
                                                                   ------------
                                                                      4,802,129
                                                                   ------------
Financial Services -- 2.65%
     585,210 Grupo Financiero Banamex--Accival, S.A. de C.V. .....      876,866
     520,000 Grupo Financiero Inbursa, S.A. de C.V.--Series B ....    1,425,535
       2,200 Grupo Financiero Invermexico, S.A. de C.V.--
                Series +. ........................................          627
                                                                   ------------
                                                                      2,303,028
                                                                   ------------
Food, Beverage, Tobacco -- 8.64%

     308,000 Coca Cola Femsa--Series L ...........................      614,802
      85,000 Fomento Economico Mexicano, S.A. de C.V.--
              Series B ...........................................      191,484
     498,000 Gruma, S.A. de C.V.--Series BCP .....................    1,342,631
     698,000 Grupo Modelo, S.A. de C.V.--Series C ................    2,714,193
      82,500 PanAmerican Beverages, S.A. de C.V.--
              Series A ADR .......................................    2,660,625
                                                                   ------------
                                                                      7,523,735
                                                                   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                              Value
  ------                                                              ------

Industrial Conglomerates -- 18.47%

   1,100,828 Corporacion Industrial Sanluis, S.A. de C.V.--
               Series CPO ........................................ $  5,700,334
     470,000 Desc-Sociedad de Fomento Industrial, S.A. de C.V.+ ..    1,541,283
     722,500 Grupo Carso, S.A. de C.V.--Series A1+ ...............    3,914,517
     367,000 Grupo Industrial Alfa, S.A. de C.V. .................    4,233,701
      55,000 Grupo Industrial Saltillo, S.A. de C.V.+ ............      691,510
                                                                   ------------
                                                                     16,081,345
                                                                   ------------
Metals & Mining -- 14.01%
     736,000 Grupo Mexico, S.A. de C.V.--Series B+ ...............    3,229,242
     775,000 Hylsamex, S.A. de C.V.--Series BCP+ .................    2,441,024
     970,000 Industrias Penoles, S.A. de C.V. ....................    4,130,201
     185,000 Tubos de Acero Mexico, S.A. de C.V.+ ................    1,270,901
     160,000 Tubos de Acero Mexico, S.A. de C.V.--ADR+ ...........    1,120,000
                                                                   ------------
                                                                     12,191,368
                                                                   ------------
Paper -- 4.44%
      32,000 Empaques Ponderosa, S.A. de C.V.--Series B+ .........       61,387
     296,500 Kimberly-Clark de Mexico, S.A. de C.V.--
              Series A ...........................................    3,804,731
                                                                   ------------
                                                                      3,866,118
                                                                   ------------
Retail -- 5.12%
   2,077,000 Cifra, S.A. de C.V.+                                     2,137,574
   2,731,000 Controladora Commercial Mexicana, S.A. de C.V.--
              Series B+ ..........................................    1,628,334
          90 Grupo Casa Autrey, S.A. de C.V. .....................          312
     232,000 Nacional de Drogas, S.A. de C.V.--Series L ..........      690,136
                                                                   ------------
                                                                      4,456,356
                                                                   ------------
Transportation -- 2.03%
     267,000 Transportacion Maritima Mexicana,
              S.A. de C.V.-- Series A+ ...........................    1,765,003
                                                                   ------------
Total Equities
 (cost--$76,001,291) .............................................   71,337,570
                                                                   ------------

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued)
December 31, 1995 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 1.62%
--------------------------------------------------------------------------------
 Principal
  Amount
   (000)                                                              Value
 ---------                                                          -----------
MXP  8,290 Nacional Financiera, S.N.C. 11.25% PRIDES
            5/15/98, exchangeable for ADSs, each
            representing 20 Series L shares of
            Telefonos de Mexico, S.A. de C.V.
            (cost--$2,499,008) ................................... $  1,407,600
                                                                   ------------
-------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS -- 7.71%
-------------------------------------------------------------------------------
    51,772 Cetes
            47.00%, due 1/11/96
            (cost--$6,780,816) ...................................    6,710,503
                                                                   ------------
-------------------------------------------------------------------------------
BANKERS  ACCEPTANCE -- 0.34%
-------------------------------------------------------------------------------
     2,299 National Financiera, S.N.C.
            44.00%, due 1/04/96
            (cost--$297,957) .....................................      297,957
                                                                   ------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.02%
-------------------------------------------------------------------------------
       812 Repurchase Agreement with Casa de Bolsa
           Inverlat, S.A. de C.V., 44.50%, dated 12/28/95
           to be repurchased 1/04/96 in the amount of
           MXP 817,128, collateralized by MXP 834,175
           Nacional Financiera S.N.C. Aceptacion Bancaria
           due 1/18/96 ...........................................      105,202
    26,179 Repurchase Agreement with Casa de
           Bolsa Santander, S.A. de C.V., 48.40%,
           dated 12/27/95 to be repurchased
           1/03/96 in the amount of MXP 26,421,684,
           collateralized by MXP 26,433,356
           Nacional Financiera S.N.C. Aceptacion
           Bancaria due 1/04/96 # ................................    3,393,219
                                                                   ------------
Total Repurchase Agreements
    (cost--$3,534,524) ...........................................    3,498,421
                                                                   ------------
Total Investments in Mexico
    (cost--$89,113,596) ..........................................   83,252,051
                                                                   ------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.02%
-------------------------------------------------------------------------------
TIME DEPOSIT -- 0.02%
-------------------------------------------------------------------------------
 Principal
  Amount
   (000)                                                              Value
 ---------                                                          -----------

   $14        Brown Brothers Harriman & Co.
               Grand Cayman, 4.75%*
                (cost--$14,000) .................................. $     14,000
                                                                   ------------
Total Investments
 (cost--$89,127,596)--95.66% .....................................   83,266,051

Other assets less liabilities--4.34% .............................    3,778,741
                                                                   ------------
Net Assets (applicable to 12,913,231 shares; equivalent
 to $6.74 per share)--100.00% .................................... $ 87,044,792
                                                                   ============
-------------
  ADR  American Depositary Receipt.
  ADS  American Depositary Security.
  MXP  Mexican pesos.

PRIDES Provisionally Redeemable Income Debt Exchangeable for Stock.
    +  Non-income producing security.
    #  Deemed to be an affiliated security. Upon maturity, the Fund will earn interest of MXP 242,995.
    * Variable rate account--rates reset on a monthly basis; amounts available upon 48 hours' notice.

                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995 (unaudited)
-------------------------------------------------------------------------------
Assets
 Investments, at value (cost--$89,127,596) ....................... $ 83,266,051
 Cash (including Mexican pesos of $4,908,459 with a cost
  of $4,961,922) .................................................    4,910,027
 Receivable for investments sold .................................      297,957
 Interest receivable .............................................       17,856
                                                                   ------------
    Total assets .................................................   88,491,891
                                                                   ------------
Liabilities
 Payable for investments purchased ...............................    1,124,763
 Investment advisory fee payable .................................       67,603
 Rights offering costs payable ...................................       18,460
 Administration fee payable ......................................       14,136
 Other accrued expenses ..........................................      222,137
                                                                   ------------
    Total liabilities                                                 1,447,099
                                                                   ------------
Net assets
 Common stock, $0.10 par value; 12,913,231 shares issued
  and outstanding (100,000,000 shares authorized) ................    1,291,323
 Additional paid-in capital ......................................  137,356,361
 Accumulated net investment loss .................................   (3,201,765)
 Accumulated net realized loss ...................................  (42,484,543)
 Net unrealized depreciation of investments and other assets
  and liabilities denominated in Mexican pesos ...................   (5,916,584)
                                                                   ------------
    Net assets applicable to shares outstanding .................. $ 87,044,792
                                                                   ============
Net asset value per share ........................................        $6.74
                                                                          =====


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1995 (unaudited)
--------------------------------------------------------------------------------

Investment income
 Interest (net of withholding taxes of $2,921) ...................  $ 1,572,254
 Dividends .......................................................      295,773
                                                                   ------------
                                                                      1,868,027
                                                                   ------------
Expenses
 Investment advisory fees ........................................      331,217
 Legal and audit fees ............................................       93,585
 Administration fees .............................................       71,039
 Reports to shareholders .........................................       66,470
 Custodian and accounting fees ...................................       64,835
 Transfer agent fees and expenses ................................       17,670
 Directors' fees and expenses ....................................       10,790
 Amortization of organizational expenses .........................        3,983
 Other expenses ..................................................        9,835
                                                                   ------------
                                                                        669,424
                                                                   ------------
Net investment income ............................................    1,198,603
                                                                   ------------
 Realized and unrealized gain (loss) on investments
  and foreign currency transactions
  Net realized loss on:
   Investments ...................................................   (8,191,048)
   Foreign currency transactions                                        (36,044)
Net change in unrealized depreciation of:
   Investments ...................................................   10,221,354
   Other assets and liabilities denominated in Mexican pesos .....      (54,114)
                                                                   ------------
Net realized and unrealized gain on investments
 and foreign currency transactions ...............................    1,940,148
                                                                   ------------
 Net increase in net assets from investment operations ...........  $ 3,138,751
                                                                   ============


                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    For the
                                                   Six Months
                                                     Ended          For the Year
                                                December 31, 1995       Ended
                                                   (unaudited)     June 30, 1995
                                                -----------------  -------------
Income (loss) from investment operations:
   Net investment income .....................   $  1,198,603      $  3,924,013
   Net realized loss on investments and
    foreign currency transactions ............     (8,227,092)      (28,092,920)
   Net change in unrealized appreciation/
    depreciation of investments
    and other assets and liabilities
    denominated in Mexican pesos .............     10,167,240       (50,311,353)
                                                 ------------      ------------
   Total from investment operations ..........      3,138,751       (74,480,260)
                                                 ------------      ------------
Dividends and distributions:
   From net investment income ................            --           (888,036)
   From net realized gain on investments .....            --         (8,228,561)
   In excess of net realized gain on
    investments ..............................            --        (12,737,253)
                                                 ------------      ------------
   Total dividends and distributions .........            --        (21,853,850)
                                                 ------------      ------------
Capital share transactions:
   Reinvestment of dividends resulting in
    the issuance of common stock .............            --          1,470,290
   Proceeds from sale of shares in
    rights offering ..........................     20,251,928               --
   Offering costs charged and adjustments
    to additional paid-in capital ............       (375,000)          426,596
                                                 ------------      ------------
   Total capital share transactions ..........     19,876,928         1,896,886
                                                 ------------      ------------
   Net increase (decrease) in net assets .....     23,015,679       (94,437,224)
Net assets:
   Beginning of period .......................     64,029,113       158,466,337
                                                 ------------      ------------
   End of period .............................   $ 87,044,792      $ 64,029,113
                                                 ============      ============

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Mexico Fund, Inc. (the "Fund") was incorporated in the State of Maryland on June 25, 1990, as a non-diversified, closed-end management investment company. Prior to commencing investment operations on October 11, 1990, the Fund had no operations other than the sale to Santander Management Inc. (the "Investment Adviser") of 9,000 shares of common stock for $100,440 on September 26, 1990. Organizational costs of $70,000 have been deferred and amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Fund.

     Valuation of Investments--Portfolio securities which are regularly traded on the Mexican Stock Exchange are valued at the last sales price as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are generally valued at the last reported sales price available to the Fund as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price available to the Fund. Securities and assets for which market quotations are not readily available (or for which market quotations are not considered representative of fair value) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments.

     Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on Mexican securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The premium received from writing an option which expires unexercised is recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a U.S. federal excise tax.

     Dividends distributed by Mexican companies from after tax profits are not subject to tax. However, any other dividends distributed by Mexican companies are subject to withholding tax at a rate of 35%. Interest income is subject to withholding tax at a rate of 10% in Mexico with the exception of debt issued by the Mexican federal government. Realized gains from the sale or disposition of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

available through the Neutral Trust arrangements are exempt from Mexican withholding tax. Realized gains from off-exchange transactions in both listed and unlisted securities are subject to 20% withholding tax on the amount received, or at the election of the Fund, 30% tax on the realized gain. For the six months ended December 31, 1995, the Fund did not incur any realized gains from off-exchange transactions.

     In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital and foreign currency losses occurring after October 31, 1994 in the amounts of $33,604,566 and $4,400,368, respectively. Such losses are treated for tax purposes as arising on July 1, 1995.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from Mexican securities which are recorded as soon after the ex-date as the Fund becomes aware of such dividends.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Mexican pesos are translated at the prevailing exchange rates as quoted by one or more banks or dealers at the end of the period; and (2) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

     The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations.

     Net foreign currency gain (loss) from valuing Mexican peso denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in Mexican pesos.

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     Net realized foreign currency losses of $36,044 represent foreign currency gains and losses from sales and maturities of debt securities, transactions in Mexican pesos, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

     Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income and distributions in excess of net realized gain on investments. To the extent they exceed net investment income and net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser has an Investment Advisory Agreement with the Fund. In accordance with the Investment Advisory Agreement, the Investment Adviser provides or arranges for the provision of investment advisory services to the Fund subject to the oversight and supervision of the Fund's Board of Directors. In addition to the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies, it is the responsibility of the Investment Adviser to make decisions to buy, sell or hold particular investments. As compensation for its services to the Fund, the Investment Adviser receives a monthly fee, computed weekly, at the annual rate of 0.90% of the Fund's average weekly net assets up to $200 million and 0.80% of the Fund's average weekly net assets in excess of $200 million.

     Mitchell Hutchins Asset Management Inc. (the "Administrator"), has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at the annual rate of 0.20% of the Fund's average weekly net assets up to $50

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

million, 0.18% of the Fund's next $25 million of average weekly net assets, and 0.16% of such assets in excess of $75 million, with a minimum annual fee of $125,000.

TRANSACTIONS WITH AFFILIATES

     For the six months ended December 31, 1995, the Fund paid $30,540 in brokerage commissions to Casa de Bolsa Santander, S.A. de C.V., an affiliate of the Investment Adviser.

     The Fund paid or accrued approximately $60,035 for the six months ended December 31, 1995 for legal services to Brown & Wood, the law firm in which the Fund's secretary is a partner.

INVESTMENTS IN SECURITIES

     For U.S. federal income tax purposes, the cost of securities owned at December 31, 1995 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized depreciation of investments of $5,861,545 was composed of gross appreciation of $6,130,742 for those investments having an excess of value over cost, and gross depreciation of $11,992,287 for those investments having an excess of cost over value.

     For the six months ended December 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $34,972,750 and $18,946,967, respectively.

CAPITAL STOCK

     At December 31, 1995, the Investment Adviser owned 12,000 shares of the Fund. Transactions in shares of common stock were as follows:

                                                   For the
                                                  Six Months       For the Year
                                                    Ended             Ended
                                              December 31, 1995   June 30, 1995
                                              -----------------   -------------
Shares outstanding, beginning of period .....    9,115,223          8,956,496
                                                ----------          ---------
 Shares issued resulting from dividend
  reinvestment ..............................        --               158,727
 Shares issued in connection with rights
  offering ..................................    3,798,008             --
                                                ----------          ---------
 Net increase in shares outstanding .........    3,798,008            158,727
                                                ----------          ---------
Shares outstanding, end of period ...........   12,913,231          9,115,223
                                                ==========          =========

THE EMERGING MEXICO FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
-------------------------------------------------------------------------------

CONCENTRATION OF RISK

     The Fund invests in securities listed on the Mexican Stock Exchange through Neutral Trust arrangements pursuant to which the Fund obtains the monetary and economic rights but not voting rights with respect to the securities.

     Investments in Mexico may involve certain considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of Mexican governmental supervision and regulation of its securities markets.

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

RIGHTS OFFERING

     During the six months ended December 31, 1995, the Fund issued 3,798,008 shares in connection with a rights offering of the Fund's shares. Shareholders of record on October 10, 1995 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $5.54 per share. Offering costs of approximately $375,000 were charged to additional paid-in capital. Dealer manager and soliciting fees of $789,036 were netted against the proceeds of the subscription. PaineWebber Incorporated, an affiliate of the Administrator, earned approximately $350,500 and $33,500 in dealer manager and soliciting fees, respectively, with respect to its participation in the rights offering.

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                             Net Realized
                                                             and Unrealized
                                                             Gain (Loss) on
                                                             Investments and
                                  Net Investment            Foreign Currency
                                   Income (Loss)              Transactions
                               ----------------------     ----------------------
                                 Total          Per         Total         Per
Quarter Ended                    (000)         Share        (000)        Share
-------------                  --------        ------     --------      -------
December 31, 1995 ..........   $    750        $ 0.07     $ (3,843)     $ (0.79)
September 30, 1995 .........        449          0.05        5,783         0.63
                               --------        ------     --------      -------
 Totals ....................   $  1,199        $ 0.12     $  1,940      $ (0.16)
                               ========        ======     ========      =======
June 30, 1995 ..............   $  2,117        $ 0.23     $ 10,505      $  1.15
March 31, 1995 .............      1,310          0.14      (42,129)       (4.67)
December 31, 1994 ..........        306          0.04      (72,515)       (8.09)
September 30, 1994 .........        191          0.02       25,735         2.87
                               --------        ------     --------      -------
 Totals ....................   $  3,924        $ 0.43     $(78,404)     $ (8.74)
                               ========        ======     ========      =======
June 30, 1994 ..............   $  1,312        $ 0.15     $(12,005)     $ (1.34)
March 31, 1994 .............       (114)        (0.02)     (22,295)       (3.05)
December 31, 1993 ..........       (335)        (0.05)      50,896         7.62
September 30, 1993 .........         15          0.00       10,333         1.55
                               --------        ------     --------      -------
 Totals ....................   $    878        $ 0.08     $ 26,929      $  4.78
                               ========        ======     ========      =======

                                   Net Increase
                                   (Decrease) in
                                    Net Assets
                                  from Investment                Market Price
                                    Operations                      on NYSE
                               ----------------------       -------------------
                                  Total       Per
                                  (000)      Share             High        Low
                               --------        ------       --------     ------
December 31, 1995 ..........   $ (3,093)      $ (0.72)       $ 8.625     $ 5.250
September 30, 1995 .........      6,232          0.68          9.750       7.875
 Totals ....................   $  3,139       $ (0.04)
                               ========        ======
June 30, 1995 ..............   $ 12,622        $ 1.38        $ 9.875     $ 7.000
March 31, 1995 .............    (40,819)        (4.53)        11.375       5.750
December 31, 1994 ..........    (72,209)        (8.05)        20.000      11.000
September 30, 1994 .........     25,926          2.89         21.875      16.750
                               --------       -------
 Totals ....................   $(74,480)      $ (8.31)
                               ========        ======
June 30, 1994 ..............   $(10,693)      $ (1.19)       $19.625     $15.000
March 31, 1994 .............    (22,409)        (3.07)        27.500      17.875
December 31, 1993 ..........     50,561          7.57         28.000      17.375
September 30, 1993 .........     10,348          1.55         18.875      13.750
                               --------       -------
 Totals ....................   $ 27,807        $ 4.86
                               ========        ======

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     Selected data for a share of common stock outstanding throughout each period is presented below.

                                                                               For the
                                                                             Six Months              For the Year
                                                                                Ended                Ended June 30,
                                                                          December 31,1995      --------------------
                                                                             (unaudited)         1995        1994
                                                                          ----------------      -------    ---------
Net asset value, beginning of period ....................................     $  7.02           $ 17.69    $  15.79
                                                                              -------           -------    --------
Income (loss) from investment operations:
Net investment income ...................................................        0.12 *            0.43        0.08*
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions ......................................       (0.16)*           (8.74)       4.78*
                                                                              -------           -------    --------
   Total from investment operations .....................................       (0.04)            (8.31)       4.86
                                                                              -------           -------    --------
Dividends and distributions:
From net investment income ..............................................        --               (0.10)      (0.21)
From net realized gain on investments ...................................        --               (0.92)      (2.18)
In excess of net realized gain on investments ...........................        --               (1.42)       --
   Total dividends and distributions ....................................        --               (2.44)      (2.39)
Capital share transactions:
Anti-dilutive effect of dividend reinvestment ...........................        --                0.03        0.02
Dilutive effect of rights offering ......................................       (0.20)             --         (0.57)
Offering costs charged and adjustments to additional paid-in capital ....       (0.04)             0.05       (0.02)
                                                                              -------           -------    --------
   Total capital share transactions .....................................       (0.24)             0.08       (0.57)
                                                                              -------           -------    --------
Net asset value, end of period ..........................................      $ 6.74           $  7.02    $  17.69
                                                                              =======           =======    ========
Market value, end of period .............................................      $ 6.13           $  8.00    $  17.38
                                                                              =======           =======    ========
Total investment return (1)(2) ..........................................      (22.51)%          (41.83)%     36.71%
                                                                              -------           -------    --------
Ratios/Supplemental data:
Net assets, end of period (000 omitted) .................................     $87,045           $64,029    $158,466
Ratio of expenses to average net assets .................................        1.82%(4)          1.75%       1.56%
Ratio of net investment income to average net assets ....................        3.26%(4)          3.38%       0.62%
Portfolio turnover ......................................................          30%               83%         36%

                                                                              For the Year              For the Period
                                                                              Ended June 30,           October 11, 1990+
                                                                          --------------------              through
                                                                            1993        1992             June 30, 1991
                                                                          --------     -------         ------------------
Net asset value, beginning of period .................................... $  19.94     $ 17.23              $ 11.16
                                                                          --------     -------              -------
Income (loss) from investment operations:
Net investment income ...................................................     0.38*       0.19                 0.66
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions ......................................     1.29*       5.24                 5.89
                                                                          --------     -------              -------
   Total from investment operations .....................................     1.67        5.43                 6.55
                                                                          --------     -------              -------
Dividends and distributions:
From net investment income ..............................................    (0.22)      (0.32)               (0.30)
From net realized gain on investments ...................................    (4.68)      (2.40)               (0.01)
In excess of net realized gain on investments ...........................     --          --                   --
                                                                          --------     -------              -------
   Total dividends and distributions ....................................    (4.90)      (2.72)               (0.31)
                                                                          --------     -------              -------
Capital share transactions:
Anti-dilutive effect of dividend reinvestment ...........................     --          --                   --
Dilutive effect of rights offering ......................................    (0.86)       --                   --
Offering costs charged and adjustments to additional paid-in capital ....    (0.06)       --                  (0.17)
                                                                          --------     -------              -------
   Total capital share transactions .....................................    (0.92)       --                  (0.17)
                                                                          --------     -------              -------
Net asset value, end of period .......................................... $  15.79     $ 19.94              $ 17.23
                                                                          ========     =======              =======
Market value, end of period ............................................. $  14.13     $ 17.63              $ 14.63
                                                                          ========     =======              =======
Total investment return (1)(2) ..........................................     8.18%      38.25%               35.10%
                                                                          --------     -------              -------
Ratios/Supplemental data:
Net assets, end of period (000 omitted) ................................. $105,423     $99,890              $86,281
Ratio of expenses to average net assets .................................     1.82%       1.72%(3)             2.22%(4)
Ratio of net investment income to average net assets ....................     2.44%       0.95%(3)             6.86%(4)
Portfolio turnover ......................................................       53%         65%                  87%

----------

+    Commencement of investment operations.

*    Based on average shares outstanding.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(2) Total investment return for a period of less than one year is not annualized.

(3) During this year, Santander Management Inc. waived a portion of its advisory fees. If such waiver had not been made, the ratio of expenses to average net assets would have been 1.79% and the ratio of net investment income to average net assets would have been 0.88%.

(4)  Annualized.
                                    22 & 23

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time shares of its Common Stock in the open market.


                                                                          [LOGO]

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
Gonzalo de Las Heras       President and Director
Edgar R. Fiedler           Director
Pablo Mancera              Director
Richard S. Weinert         Director
Felipe de Yturbe           Director
C. William Maher           Treasurer
Thomas R. Smith, Jr.       Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Santander Management Inc.
P.O. Box N-1682
Bahamas Financial Centre, 3rd Floor
Charlotte and Shirley Streets
Nassau, Bahamas

ADMINISTRATOR
--------------------------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIANS
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Citibank, N.A.
Sucursal en Mexico
Paseo de la Reforma 390
06695 Mexico, D.F.

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL  COUNSEL
--------------------------------------------------------------------------------
Brown & Wood
1 World Trade Center
New York, NY 10048

TO OBTAIN ADDITIONAL INFORMATION, INCLUDING UPDATED NET ASSET VALUES AND SHARE PRICES, CALL TOLL-FREE: (800) 852-4750.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

Comparisons between changes in the Fund's net asset value per share and changes in the Mexican Stock Exchange Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Mexican peso/U.S. dollar exchange rate.